UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 28, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of February 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-3)

LEHMAN XS TRUST 2007-3
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

Item 8.01. Other Events

The Registrant registered offerings of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-3, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,302,501,000 in aggregate principal amount of Class Class 1A-A1, Class 1A-A2, Class 1B-A1, Class 1B-A2, Class 1B-A3, Class 2A-A1, Class 2A-A2, Class 2A-A3, Class 2A-A4, Class 3A-A1, Class 3B-A1, Class 3B-A2, Class 3B-A3, Class 4A-A1, Class 4A-A2, Class 4A-A3, Class 4A-AIO, 4B-A1, Class 4B-A2, Class 4B-A3, Class 4B-AIO, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 1-M6, Class 1-M7, Class 1-M8, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-M5, Class 2-M6, Class 2-M7, Class 2-M8, Class 2-M9, Class 2-M10, Class 3-M1, Class 3-M2, Class 3-M3, Class 3-M4, Class 3-M5, Class 3-M6, Class 3-M7, Class 3-M8, Class 4-M1, Class 4-M2, Class 4-M3, Class 4-M4, Class 4-M5, Class 4-M6 and Class 4-M7 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-3 on February 28, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 13, 2006, as supplemented by the Prospectus Supplement dated February 28, 2007 (the “Prospectus Supplement”) to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On February 28, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class 1-P	N/A
Class 2-P	N/A
Class 1-X	N/A
Class 2-X	N/A
Class 3-X	N/A
Class 4-X	N/A
Class 3-X	N/A
Class 1-R	N/A
Class 1-LT-R	N/A
Class 2-R	N/A
Class 2-LT-R	N/A
Class 3-R	N/A
Class 3-LT-R	N/A
Class 4-R	N/A
Class 4-LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2007, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class 1A-A1, Class 1A-A2, Class 1B-A1, Class 1B-A2, Class 1B-A3, Class 2A-A1, Class 2A-A2, Class 2A-A3, Class 2A-A4, Class 3A-A1, Class 3B-A1, Class 3B-A2, Class 3B-A3, Class 4A-A1, Class 4A-A2, Class 4A-A3, Class 4A-AIO, 4B-A1, Class 4B-A2, Class 4B-A3, Class 4B-AIO, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 1-M6, Class 1-M7, Class 1-M8, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-M5, Class 2-M6, Class 2-M7, Class 2-M8, Class 2-M9, Class 2-M10, Class 3-M1, Class 3-M2, Class 3-M3, Class 3-M4, Class 3-M5, Class 3-M6, Class 3-M7, Class 3-M8, Class 4-M1, Class 4-M2, Class 4-M3, Class 4-M4, Class 4-M5, Class 4-M6, Class 4-M7, Class 1-P, Class 2-P, Class 1-X, Class 2-X, Class 3-X, Class 4-X, Class 1-LT-R, Class 2-LT-R, Class 3-LT-R, Class 4-LT-R, Class 1-R, Class 2-R, Class 3-R and Class 4-R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,315,172,300 as of February 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits:

4.1
Trust Agreement dated as of February 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of February 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3	Reconstituted Servicing Agreement dated as of February 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and Wells Fargo Bank, N.A., as Servicer.

99.4	Reconstituted Servicing Agreement dated as of February 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and IndyMac Bank F.S.B., as Servicer.

99.5
Reconstituted Servicing Agreement dated as of February 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and GreenPoint Mortgage Funding, Inc., as Servicer.

99.6
The Group 1 Interest Rate Swap Agreement Confirmation, Group 2 Interest Rate Swap Agreement Confirmation, Group 1 Interest Rate Cap Agreement Confirmation and Group 2 Interest Rate Cap Agreement Confirmation, each dated as of February 28, 2007 (including ISDA Master Agreement, Schedule and Credit Support Annex), each between ABN AMRO Bank, N.V. and Supplemental Interest Trust Mortgage Pass-Through Certificates, Series 2007-3.

99.7
Assignment Letter and the Mortgage Guaranty Insurance Corporation Mortgage Guaranty Select Master Policy for Multiple Loan Transactions No. 12-670-4-5004 [MGIC form #71-70282 (2/06) with #71-70283 (2/05)] including Endorsements.

99.8	Notice of Assignment of Coverage and Primary Mortgage Insurance Co. Bulk Primary First Lien Master Policy 21046-0036-0, (UW 2510.00 (09/00)) including Endorsement; PMI Bulk Deal No. 2007-0007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:  /s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: March 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Trust Agreement dated as of February 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of February 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3	Reconstituted Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and Wells Fargo Bank, N.A., as Servicer.

99.4	Reconstituted Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and IndyMac Bank F.S.B., as Servicer.

99.5
Reconstituted Servicing Agreement dated as of February 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and GreenPoint Mortgage Funding, Inc., as Servicer.

99.6
The Group 1 Interest Rate Swap Agreement Confirmation, Group 2 Interest Rate Swap Agreement Confirmation, Group 1 Interest Rate Cap Agreement Confirmation and Group 2 Interest Rate Cap Agreement Confirmation, each dated as of February 28, 2007 (including ISDA Master Agreement, Schedule and Credit Support Annex), each between ABN AMRO Bank, N.V. and Supplemental Interest Trust Mortgage Pass-Through Certificates, Series 2007-3.

99.7
Assignment Letter and the Mortgage Guaranty Insurance Corporation Mortgage Guaranty Select Master Policy for Multiple Loan Transactions No. 12-670-4-5004 [MGIC form #71-70282 (2/06) with #71-70283 (2/05)] including Endorsements.

99.8	Notice of Assignment of Coverage and Primary Mortgage Insurance Co. Bulk Primary First Lien Master Policy 21046-0036-0, (UW 2510.00 (09/00)) including Endorsement; PMI Bulk Deal No. 2007-0007.